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                                                                    EXHIBIT 10.2

                              PARTNERSHIP AGREEMENT





                         E-PROPERTY SERVICES CORPORATION


                                     - AND -


                                MR. GRAHAM TURNER


                                     - AND -


                                LIMITED PARTNERS


                                     - AND -


                                PLANET TODAY INC.








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YORK REGION E-PROPERTY LIMITED PARTNERSHIP


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                                TABLE OF CONTENTS
                                                          PAGE NO.
ARTICLE 1.00 - GENERAL
INTERPRETATION ..............................................2

1.01       Definitions ......................................2
1.02       Interpretation ...................................5

ARTICLE 2.00 - THE PARTNERSHIP ..............................6

2.01       Formation and Status of Partnership ..............6
2.02       Name of the Partnership ..........................6
2.03       Maintaining Status of Partnership ................6
2.04       Fiscal Period ....................................6
2.05       Business of the Partnership ......................6
2.06       Head Office and Mailing Address ..................7
2.07       Term .............................................7
2.08       Status of the General Partner ....................7
2.09       Status of each Partner ...........................7
2.10       Compliance with Laws .............................8
2.11       Limitations on the Authority of Partners .........8

ARTICLE 3.00 - MANAGEMENT OF PARTNERSHIP ....................8

3.01       Authority of General Partner .....................8
3.02       Covenants of General Partner .....................9
3.03       Expenses of the General Partner ..................9
3.04       Amendment of Agreement .......................... 9
3.05       Power of Attorney ................................9
3.06       Safekeeping of Assets ...........................11
3.07       Indemnification .................................11
3.08       Liability of Partners ...........................11
3.09       Restrictions Upon the General Partner. ..........11

ARTICLE 4.00 - RESIGNATION OR REMOVAL OF GENERAL PARTNER ...11

4.01       Resignation of General Partner ..................11
4.02       Deemed Resignation of General Partner ...........12
4.03       Removal of General Partner ......................12
4.04       Effect of (Deemed) Resignation or
           Removal of General Partner ......................12
4.05       Transfer of Management to New General Partner ...12

ARTICLE 5.00 - THE UNITS ...................................12

5.01       Number of Units .................................12
5.02       Nature of Unit ..................................12
5.03       Unit Certificates ...............................13
5.04       Receipt by Limited Partner ......................13
5.05       Registrar and Transfer Agent ....................13
5.06       Inspection of Records ...........................13
5.07       Transfer of Units ...............................13
5.08       Pledge of Units .................................14
5.09       Parties Not Bound To See to Trust or Equity .....14
5.10       Incapacity, Death, Insolvency or Bankruptcy .....15
5.11       Lost Unit Certificates ..........................15

ARTICLE 6.00 - CONTRIBUTIONS, ALLOCATIONS AND
               DISTRIBUTIONS................................15

6.01       Capital Contribution ............................15
6.02       Sale of Units by Private Placement ..............15
6.03       Discretion of the General Partner in
           Raising Capital .................................15
6.04       Allocation of Distributable Cash ................16
6.05       Allocation of Taxable Income and Loss ...........16
6.06       Additional Capital Contributions ................16
6.07       Adjustments .....................................16
6.08       Computing Taxable Income and Loss ...............16
6.09       Distribution of Distributable Cash ..............16
6.10       Separate Capital Accounts .......................16
6.11       Separate Current Account ........................17
6.12       No Interest Payable .............................17

ARTICLE 7.00 - ACCOUNTING AND REPORTING ....................17

7.01       Books and Records ...............................17
7.02       Annual Financial Information ....................17

ARTICLE 8.00 - MEETINGS

8.01       Meetings ........................................17
8.02       Place of Meeting ................................17
8.03       Notice of Meetings ..............................18
8.04       Accidental Omissions ............................18
8.05       Information Circulars ...........................18
8.06       Proxies .........................................18
8.07       Validity of Proxies .............................18
8.08       Form of Proxy ...................................18
8.09       Corporations ....................................19
8.10       Attendance of Others ............................19
8.11       Chairman ........................................19
8.12       Quorum ..........................................19
8.13       Voting ..........................................19
8.14       Poll ............................................20
8.15       Resolutions Binding .............................20
8.16       Powers Exercisable by Extraordinary Resolution ..20
8.17       Powers Exercisable by Ordinary Resolution .......20
8.18       Minutes .........................................21
8.19       Additional Rules and Procedures .................21
8.20       Authorized Attendance ...........................21

ARTICLE 9.00 - REPRESENTATIONS, WARRANTIES AND COVENANTS ...21

9.01       Representations, Warranties and
           Covenants of the General Partner ................21


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ARTICLE 10.00 - DISSOLUTION AND LIQUIDATION ................21

10.01      Dissolution and Termination .....................21
10.02      Distributions upon Dissolution ..................21
10.03      Events Not Causing Dissolution ..................22

ARTICLE 11 - OPTION TO PURCHASE ............................22

11.01      Option to Purchase Partnership Units ............22

ARTICLE 12.00 - MISCELLANEOUS ..............................25

12.01      Notices .........................................25
12.02      Further Acts ....................................25
12.03      Binding Effect ..................................25
12.04      Severability ....................................25
12.05      Counterparts ....................................25
12.06      Time ............................................25
12.07      Governing Law ...................................25
12.08      Arbitration .....................................25
12.09      Entire Agreement ................................26


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                              PARTNERSHIP AGREEMENT


This agreement dated as of September 6, 1996, amended and restated as of December 15, 1998.


                       B E T W E E N: E-PROPERTY SERVICES CORPORATION, a corporation incorporated under the laws of the Province of Ontario (formerly known as 1195944 Ontario Inc.)

                       (hereinafter known as the "GENERAL PARTNER")

                                                               OF THE FIRST PART

                       - and -

                       GRAHAM TURNER, of the City of St. Catherines in the Regional Municipality of Niagara

                       (hereinafter known as the "INITIAL LIMITED PARTNER")

                                                              OF THE SECOND PART

                       - and -

                       Each party who from time to time is accepted as a limited partner in YORK REGION E-PROPERTY LIMITED PARTNERSHIP, or who is a successor of any such person and who becomes a limited partner upon being registered as such under the applicable laws of the Province of Ontario

                       (hereinafter individually called a "LIMITED PARTNER" and collectively called the "LIMITED PARTNERS")

                                                               OF THE THIRD PART

                       - and -

                       PLANET TODAY INC., a company incorporated under the laws of Canada

                       (hereinafter known as "PLANET TODAY")

                                                              OF THE FOURTH PART

WHEREAS the Initial Limited Partner formed a limited partnership under the laws of the Province of Ontario on September 6, 1996 (the "PARTNERSHIP") under the name GTTS VII Limited Partnership;

AND WHEREAS the name of the Partnership was changed on December 1, 1998 to YORK REGION E-PROPERTY LIMITED PARTNERSHIP;


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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                   A-1






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AND WHEREAS the General Partner has agreed to sell Units of the Partnership by way of private placement for the purposes of financing the business and affairs of the Partnership and shall admit subscribers for Units as Partners in accordance with the terms hereof;

NOW THEREFORE in consideration of the payment of the sum of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged and of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the parties agree as follows:

                      ARTICLE 1.00 - GENERAL INTERPRETATION

1.01      DEFINITIONS

For the purpose of this Agreement, the following terms shall be deemed to have the following meanings:

"ACCOUNTANTS" means a firm of certified public accountants as may be appointed by the General Partner on behalf of the Partnership from time to time.

"AFFILIATE" has the meaning ascribed thereto in the Securities Act (Ontario).

"AREA" means any of one of the following areas located within the Regional Municipality of York, Ontario, Canada:

(a) the area comprising (i) The Town of Newmarket, which, for greater certainty comprises, among other areas, The Town of East Gwillimbury and The Town of Georgina and (ii) The Town of Aurora, which, for greater certainty comprises, among other areas, The Township of King;

(b)    the area comprising The Town of Richmond Hill;

(c) the area comprising The Town of Markham and The Town of Whitchurch-Stouffville; or

(d)    the area comprising The City of Vaughan.

"ASSIGNMENT OF PROMISSORY NOTES AGREEMENT" means the agreement between the Partnership, Planet America and Planet Today wherein, among other things, the Partnership assigns and transfers on a non-recourse basis to Planet America all of the First Promissory Notes, the Second Promissory Notes and the Pledge Agreements to satisfy, in part, the payment of the Licence Fee, in the form set out in Schedule "G" to the Offering Memorandum.

"ASSOCIATE" has the meaning ascribed thereto in the Securities Act (Ontario) and also includes any person who does not deal at "arm's length" (as that term has meaning as set forth in the Tax Act) with such party.

"BUSINESS" means the development, marketing, use, operation and/or licencing of Internet-based information utilities which have the ability to host a full range of interactive services to enable individuals, community groups and local businesses, governments and associations within the Regional Municipality of York, Ontario, Canada to, among other things, share information and conduct e-commerce and e-business transactions for the purpose of earning income, and all activities incidental thereto.

"CLOSING DATE" means the day of closing of the Offering, which is expected to occur on or before December 29, 1998 subject to the right of the Partnership, at its discretion, to close the Offering prior to such date and/or extend the Offering to such date as determined by the Partnership.

"DISTRIBUTABLE CASH" for any fiscal period of the Partnership means the amount by which the aggregate of Gross Receipts and any Sales Proceeds exceeds Operating Expenses, less applicable withholding taxes.


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"e-PROPERTY TECHNOLOGY" means the computer-based software system and facility developed and owned by Planet America called "e-PROPERTY(TM)" which creates a shared electronic platform capable of hosting a full range of interactive services, including collaborative information and file-sharing, e-commerce and e-business transactions, relationship-building and permission marketing and messaging between individuals, groups, businesses, governments, associations and other organizations, all as more particularly described in the Technology Licence and Services Agreement.

"EXTRAORDINARY RESOLUTION" means:

(i) a resolution passed by Limited Partners holding, in the aggregate, not less than 60% of the outstanding Units held by those Limited Partners who, being entitled to do so, vote in person or by proxy at a duly convened meeting of Limited Partners or any adjournment thereof; or

(ii) a written resolution in one or more counterparts consented to in writing by Limited Partners holding, in the aggregate, not less than 60% of all of the outstanding Units held by those Limited Partners who are entitled to vote on the resolution.

"GROSS RECEIPTS" means the aggregate, without duplication, of all revenues received from the operation of the Partnership's Business during the fiscal period in question, and all investment income earned on the funds of the Partnership but excluding any monies, deposits or other prepayments unless and until earned, insurance proceeds (other than business interruption insurance proceeds), expropriation proceeds, Refinancing Proceeds and Sales Proceeds.

"FIRST PROMISSORY NOTE" means the promissory note in the principal amount of $500 per Unit bearing interest at the rate equal to 6.5% per annum payable on March 31, 1999, in the form set out in Schedule "B" to the Offering Memorandum.

"LAW SITE" means a community-based or geographically-based local area Internet website created and supported by the e-Property Technology.

"MANAGEMENT SERVICES AGREEMENT" means the agreement between the Partnership and Planet Today described under the heading entitled "The Partnership - Management Services Agreement" in the Offering Memorandum.

"NET INCOME" and "NET LOSS" mean, respectively, the net income or net loss of the Partnership as determined under Section 6.08 hereof.

"OFFERING" means the offering(s) of Units pursuant to and under the terms of the Offering Memorandum.

"OFFERING MEMORANDUM" means the offering memorandum of the Partnership that will offer Units of the Partnership, as the same may be amended from time to time.

"OPERATING EXPENSES" means the aggregate, without duplication, of all outlays made by the Partnership during the fiscal period in question in connection with the operation of the Business and without limitation, includes: professional fees reasonably attributable thereto; all business taxes, wages, salaries and benefits; all debt servicing expenditures of the Partnership whether on account of principal or interest; reporting costs; and such reserves as may reasonably be designated by the General Partner, but excluding capital cost allowance or depreciation and amortization with respect to any assets held by the Partnership.

"OPTION TO PURCHASE" means the option of Planet Today to acquire all of the issued and outstanding Units, as provided in Article 11 hereof.

"OPTION EXERCISE DATE" means any date after December 31, 2003 upon which Planet Today provides written notice to the Partnership that it will exercise the Option to Purchase.


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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                     3




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"OPTION EXERCISE PRICE" means the price at which Planet Today can acquire all of the issued and outstanding Units, as provided in Article 11 hereof.

"OPTION EXPIRY DATE" means December 30, 2005, being the date of expiry of the Option to Purchase.

"ORDINARY RESOLUTION" means:

(i) a resolution passed by Limited Partners holding, in the aggregate, not less than 50% of the outstanding Units held by those Limited Partners who, being entitled to do so, vote in person or by proxy at a duly convened meeting of Limited Partners or any adjournment thereof; or

(ii) a written resolution in one or more counterparts consented to in writing by Limited Partners holding, in the aggregate, not less than 50% of all of the outstanding Units held by those Limited Partners who are entitled to vote on the resolution.

"PARTNER" means the General Partner or any Limited Partner and "PARTNERS" means all Partners together with the General Partner.

"PLANET AMERICA" means Planet America Inc., a corporation incorporated under the laws of the State of Delaware, and an Affiliate of Planet Today.

"PLEDGE AGREEMENT" means the pledge agreement to be entered into between the Partnership and each of the Limited Partners, in the form set out in Schedule "D" to the Offering Memorandum.

"PROMISSORY NOTES" means, collectively, the First Promissory Note and the Second Promissory Note.

"PROPORTIONATE SHARE" and words of like import with respect to a holder of Units means the proportion that the number of Units owned by such Limited Partner is of the aggregate number of Units outstanding at the particular time.

"REFINANCING PROCEEDS" means the net proceeds resulting from any borrowings by the Partnership for any purpose other than operating purposes, which is secured by a mortgage, charge or security interest of the Partnership's interest in all or any part of its assets or other collateral security.

"REGISTRAR AND TRANSFER AGENT" means the General Partner or an agent appointed thereby to keep a register of Partners and a register of the transfer of Units.

"SALE" means the disposition of all or any part of the assets of the Partnership, whether by way of sale or expropriation or otherwise.

"SALES PROCEEDS" means:

(i) the proceeds resulting from a Sale, after deducting the amounts required to discharge or partially discharge any security relating to, and/or repay or partially repay loans incurred in respect of the acquisition of any asset of the Partnership and all costs incurred as a result of such Sale; and

(ii) the proceeds of any insurance to the extent not applied to repair or rebuild some or all of the assets held by the Partnership.

"SECOND PROMISSORY NOTE" means the promissory note in the principal amount of $2,000 per Unit bearing interest at the rate equal to 6.5% per annum payable on December 31, 2003, in the form set out in Schedule "C" to the Offering Memorandum.


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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                     4
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"SUBSCRIPTION AGREEMENT" means the completed subscription and power of attorney agreement in the form set out in Schedule "F" to the Offering Memorandum, or in such other form as the General Partner may accept.

"SUBSCRIPTION PRICE" means $3,000.00 per Unit payable as set forth in the Offering Memorandum.

"TAX ACT" means the Income Tax Act (Canada) as amended from time to time.

"TECHNOLOGY LICENCE AND SERVICES AGREEMENT" Means the agreement between the Partnership, Planet Today and Planet America described under the heading entitled "The Partnership - Technology Licence and Services Agreement" in the Offering Memorandum.

"UNIT" means an undivided interest in the Partnership and includes the Units offered hereby and units authorized to be issued in accordance with the terms of this Agreement.

"UNIT CERTIFICATE" means the form of certificate issued by the General Partner, following the Date of Closing, evidencing the number of Units owned by a Limited Partner or certificates issued in replacement thereof.

1.02 INTERPRETATION

For all purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

(a) "this Agreement" means this partnership agreement as it may from time to time be supplemented or amended;

(b) headings are for convenience of reference only and do not form a part of this Agreement, nor are they intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

(c) all accounting terms not otherwise defined herein shall have the meanings assigned to them by, and all computations made pursuant to this Agreement except as expressly provided otherwise shall be made in accordance with, Canadian generally accepted accounting principles applied on a consistent basis;

(d)   all references to currency herein are references to Canadian currency;

(e) any reference to a statute shall include and shall be deemed to be a reference to such statute and the regulations made pursuant thereto, with any amendments made thereto and in force from time to time, and to any statute or regulation that may be passed which has the effect of supplementing or superseding the statute so referred to or the regulations made pursuant thereto;

(f) any reference to any entity shall include and shall be deemed to be a reference to any entity that is a successor to such entity;

(g) all capitalized terms not otherwise defined herein shall have the meanings as defined in the Offering Memorandum; words importing the masculine gender include the feminine or neuter gender and words importing the singular include the plural and vice versa; and

(h) for the purpose of determining those limited partners who are entitled to receive notice of, or to vote or act at, a meeting of Partners or any adjournment of any meeting, or who are entitled to participate in any distribution or for any other proper action, the General Partner may fix in advance a date not more than fifty (50) days, and not less than twenty-one (21) days, prior to the date on which the particular action requiring such determination is to be taken (or in the case of

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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                     5

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     any allocation, the date as of which such allocation is to be made and, in case of any distribution, the date on which persons entitled to such distribution are to be determined). Where no record date is fixed, the date on which such notice is given or on which such meeting is held or on which such allocation and distribution is made or on which such other action is taken, as the case may be, is the record date for the determination. Any determination of Partners entitled to vote at a meeting of Partners applies to any adjournment of such meeting.

                         ARTICLE 2.00 - THE PARTNERSHIP

2.01 FORMATION AND STATUS OF PARTNERSHIP

The General Partner and the Initial Limited Partner acknowledge that the Partnership was initially formed as a limited partnership on September 6, 1996 as GTTS VII Limited Partnership and changed its name on December 1, 1998 to YORK REGION E-PROPERTY LIMITED PARTNERSHIP.

2.02 NAME OF THE PARTNERSHIP

The Partnership shall carry on business under the name "YORK REGION E-PROPERTY LIMITED PARTNERSHIP" (or such other name or names as the General Partner may from time to time adopt with prior notice to the Partners, if required, to comply with laws of the jurisdiction in which the Partnership may conduct business), as more particularly set out in the Offering Memorandum.

2.03 MAINTAINING STATUS OF PARTNERSHIP

The General Partner shall be the sole general partner and the managing partner of the Partnership, shall do all things and shall cause to be executed and filed such certificates, declarations, instruments and documents as may be required under the laws of the Province of Ontario and any other laws having jurisdiction to reflect the constitution of the Partnership. The General Partner and each affected Partner shall execute and deliver as promptly as possible any documents that may be necessary or desirable to accomplish the purposes of this Agreement or to give effect to the formation of the Partnership under any and all applicable laws. The General Partner shall take all necessary action on the basis of information available to it in order to maintain the status of the Partnership as a partnership under the laws of the Province of Ontario.

2.04 FISCAL PERIOD

The fiscal period of the Partnership ends on the 31st day of December in each and every year or such other date as the Partners determine by Extraordinary Resolution.

2.05 BUSINESS OF THE PARTNERSHIP

The business objectives of the Partnership are to commercially develop, market, use, operate and/or licence Internet-based information utilities which have the ability to host a full range of interactive services to enable individuals, community groups and local businesses, governments and associations within the Regional Municipality of York, Ontario, Canada to, among other things, share information and conduct e-commerce and e-business transactions.

The Partnership has entered into the Technology Licence and Services Agreement pursuant to which, among other things, the Partnership has acquired from Planet America the non-exclusive and restricted licence to use and apply the e-Property Technology to enable the Partnership to develop, market and operate LAW Sites within one or more Areas.

The Partnership shall be entitled to contract with anyone in connection with the Business, including without limitation, Planet Today or Planet America.

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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                     6
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2.06  HEAD OFFICE AND MAILING ADDRESS

The registered office and mailing address of the Partnership and the registered office and mailing address of the General Partner shall be 1091 Gorham Street, Suite 302, Newmarket, Ontario, L3Y 7V1. The General Partner may change the registered office or mailing address of the Partnership and the registered office or mailing address of the General Partner from time to time by giving notice to that effect to all Partners pursuant to the notice provision contained in this Agreement and after having filed an amendment to the Declaration of Partnership.

2.07  TERM

The Partnership shall pursue its permitted activities until December 31, 2042. unless terminated or dissolved on an earlier date:

(a)   as required by operation of law;

(b) by approval of such termination or dissolution by the General Partner and authorization thereof by Extraordinary Resolution;

(c) which is 180 days after the bankruptcy, insolvency, dissolution, liquidation or winding-up of the General Partner unless within such 180 day period a new General Partner is appointed; or

(d) if the General Partner resigned after giving 120 days' written notice to the Partnership and the Limited Partners have not appointed a new General Partner prior to the effective date of such resignation.

In the event of a vote to dissolve the Partnership by way of Extraordinary Resolution, the liquidator, who may be the General Partner shall be authorized and directed to commence an orderly disposition of the properties and assets of the Partnership as it deems fit and shall not be permitted to acquire any new assets or make any new investments, but may arrange or re-arrange any existing investment with a view to enabling such orderly disposition.

2.08  STATUS OF THE GENERAL PARTNER

The General Partner represents and warrants to, and covenants with, each Partner that it:

(a) is and shall continue to be a corporation incorporated and in good standing under the laws of the Province of Ontario;

(b) has and shall continue to have the requisite capacity and corporate authority to act as General Partner and to perform its obligations under this Agreement, and such obligations do not and shall not conflict with or breach its articles of incorporation by-laws or any agreement by which it is bound; and

(c)   is and shall continue to be a resident of Canada for purposes of the Tax
      Act.

2.09  STATUS OF EACH PARTNER

Each Limited Partner represents and warrants to each other Limited Partner and to the General Partner that he, she or it, as the case may be:

(a)   is not a "non-resident" of Canada within the meaning of the Tax Act;

(b) is not a "non-Canadian" within the meaning of the Investment Canada Act (Canada);

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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                     7

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(c)   if an individual has the capacity and competence to enter into and be bound by this Agreement and all other agreements contemplated hereby;

(d) if a corporation, partnership, unincorporated association or other entity, is legally competent to execute this Agreement and all other agreements contemplated hereby and to take all actions required pursuant hereto, and further certifies that all necessary approvals of directors, shareholders, partners, members or otherwise have been given; and

(e) shall promptly provide such evidence of its, his or her, as the case may be, status as the General Partner may reasonably request.

Each Limited Partner covenants and agrees that it, he or she, as the case may be, will not transfer or purport to transfer its, his or her Units to any person, firm, corporation, partnership, unincorporated association or other entity which would be unable to make the representations and warranties in subparagraphs (a), (b), (c), and (d) above.

2.10  COMPLIANCE WITH LAWS

Each Limited Partner and the Initial Limited Partner shall, on request by the General Partner, immediately execute all certificates, declarations, instruments and documents necessary to comply with any applicable law or regulation in regard to the formation, continuance, operation or dissolution of the Partnership.

2.11  LIMITATIONS ON THE AUTHORITY OF PARTNERS

No Partner other than the General Partner shall or shall be entitled to:

(a) execute any document which binds or purports to bind the Partnership, or any Partner as such;

(b) purport to have the power or authority to bind the Partnership or any other Partner as such;

(c) have any authority to undertake any obligation or responsibility on behalf of the Partnership;

(d)   take part in the control or management of the Business; or

(e) bring any action for partition or sale in connection with any assets of the Partnership, or register or permit any lien or charge in respect of the Units of such Partner to be filed or registered or remain undischarged against any assets of the Partnership in respect of such Partner's interest in the Partnership.

            ARTICLE 3.00 - MANAGEMENT OF PARTNERSHIP

3.01  AUTHORITY OF GENERAL PARTNER

The General Partner shall have the power and authority to do such acts and things and to execute and deliver such documents as it considers necessary or desirable in connection with the offering for sale of the Units and for the formation and operation of the Partnership for the purposes stated herein. Subject to the provisions of this Agreement, the General Partner shall carry on the business of the Partnership with full power and authority for and on behalf of and in the name of the Partnership to administer, manage, control and operate such business and to do any act, take any proceeding, make any decision and execute and deliver any instrument, deed, agreement or document necessary for, or incidental to, the business of the Partnership for and on behalf of and in the name of the Partnership.

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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                     8

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3.02  COVENANTS OF GENERAL PARTNER

The General Partner covenants with each Limited Partner that the General Partner shall:

(a) exercise its powers and discharge its duties honestly, in good faith and in the best interest of the Partnership and will exercise the care, diligence and skill of a prudent and qualified manager of a business similar to that of the Partnership, including, without limitation, the enforcement of the contracts listed under the heading entitled "Material Contracts" in the Offering Memorandum; and

(b) devote such time and attention to the conduct of the business of the Partnership as is reasonably required for the prudent management of the business and affairs of the Partnership.

3.03  EXPENSES OF THE GENERAL PARTNER

The General Partner is entitled to reimbursement by the Partnership for all reasonable third party costs and expenses incurred by the General Partner on behalf of the Partnership in the ordinary course of business, including costs of accounting, legal, reporting or other costs and expenses incidental to acting as General Partner to the Partnership, provided the General Partner is not in default of its duties hereunder in connection with such costs and expenses.

3.04  AMENDMENT OF AGREEMENT

Unless otherwise provided for herein, this Agreement may be amended in writing with the consent of the Limited Partners given by Extraordinary Resolution provided, however, that this Article 3.00 and Articles 6.00 and 8.00 may not be amended except with the unanimous consent of all Limited Partners entitled to vote and further provided that no amendment that adversely affects the rights of the General Partner or reduces the fee or other compensation payable to the General Partner may be made without the approval of the General Partner. No amendment can be made to this Agreement, however, which would have the effect of reducing the interest in the Partnership of the Limited Partners, allowing any Limited Partner to exercise control over the business of the Partnership, changing the right of a Limited Partner to vote at any meeting, or allowing the Partnership to engage in any unauthorized activity. The General Partner may, without prior notice to or consent from any Limited Partner, amend any provision of this Agreement from time to time:

(a) for the purpose of adding to or deleting from this Agreement any covenants, restrictions or provisions if such additions or deletions are necessary for the protection of the Limited Partners;

(b) to cure an ambiguity or to correct or supplement any provisions contained herein which may be defective or inconsistent with any other provision contained herein; or

(c) to make such other provision in regard to matters or question arising under this Agreement which in the opinion of counsel to the Partnership does not and will not materially adversely affect the rights or interests of any Limited Partner.

Limited Partners will be notified in writing by the General Partner of such amendments to this Agreement within ten (10) days of the effective date of the amendment.

3.05  POWER OF ATTORNEY

In consideration of the sum of $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Limited Partner hereby irrevocably nominates, constitutes and appoints the General Partner with full power of substitution, as his true and lawful attorney and agent with full power and authority in his name, place and stead and for his use and benefit to do the following, namely:

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
(a) make, execute, swear to, sign, acknowledge, amend, supplement, renew, restate, modify, deliver and file, including without limitation filing for recording at the appropriate public offices, as and where required any and all of the following:

       (i) this Agreement and all registers, declarations, and other instruments necessary to form, qualify or continue and keep in good standing the Partnership as a partnership under the laws of the Province of Ontario;

       (ii) all instruments, declarations and certificates necessary to reflect any amendment to this Agreement or to the constitution of the Partnership;

       (iii) the First Promissory Note, the Second Promissory Note and the Pledge Agreement and the other documents referenced under the heading entitled "Material Contracts" in the Offering Memorandum; and

       (iv) all conveyances, agreements and other instruments necessary or desirable to reflect the dissolution and termination of the Partnership including cancellation of any certificates or declarations and the execution of any elections under subsection 98(3) of the Tax Act, as may be amended or re-enacted from time to time, and any analogous provincial legislation;

(b) execute and file with any governmental body or instrumentality thereof of the Government of Canada or a province or any other governmental authority having jurisdiction, any documents necessary to be filed in connection with the business, property, assets and undertaking of the Partnership;

(c) execute and deliver all such other documents or instruments on behalf of and in the name of the Partnership and for the Limited Partners as may be deemed necessary or desirable by the General Partner in connection with the Business, including without limitation, any agreement or instrument with, to or in favour of, Planet Today or Planet America, or to carry out fully the provisions of this Agreement and the other documents referenced under the heading entitled "Material Contracts" in the Offering Memorandum in accordance with their respective terms and conditions; and

(d) prepare, execute and file all income tax, sales tax and other tax forms, returns and elections which the Partnership is required to file or which are deemed desirable by the General Partner.

To evidence the foregoing, each Limited Partner, in executing a Subscription Agreement or in executing the form of transfer of a Unit, will have executed a power of attorney containing substantially the same powers set forth above. The power of attorney granted herein is irrevocable, is a power coupled with an interest, will survive the death, disability, insolvency or other legal incapacity of a Limited Partner and will survive the assignment (to the extent of the Limited Partner's obligations hereunder) by the Limited Partner of the whole or any part of the interest of the Limited Partner in the Partnership and extends to the heirs, executors, administrators, successors and assigns of the Limited Partner and may be exercised by the General Partner executing on behalf of each Limited Partner any instrument by listing all of the Limited Partners to be bound by such instrument with a single signature as attorney and agent for all of them.

This power of attorney shall not be affected by the removal, resignation or deemed resignation of the General Partner as general partner of the Partnership and upon substitution therefor of a replacement General Partner, may be exercised by such General Partner as if it were an original party to this Agreement.

Each Limited Partner agrees to be bound by any representations and actions made or taken in good faith by the General Partner pursuant to such power of attorney in accordance with the terms hereof and hereby waives any and all defences which may be available to contest, negate or disaffirm the action of the General Partner taken in good faith under such power of attorney.


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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                    10

The General Partner has determined that it is contrary to the interests of the Partnership to file an election with the U.S. Department of Treasury ("IRS"), as well as any state with taxing jurisdiction relating to the Partnership, so as to permit the Partnership to be treated as a corporation for U.S. tax purposes. Accordingly. each Partner, by signing this Agreement, hereby represents that he shall not take any position on their U.S. tax returns inconsistent with said election.

3.06      SAFEKEEPING OF ASSETS

The General Partner is responsible for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control.

3.07      INDEMNIFICATION

The Partnership will indemnify and hold harmless the General Partner and its Affiliates, Associates, officers, directors, shareholders, employees or agents, from and against any losses, costs, expenses, liabilities and damages (including reasonable legal fees) incurred or suffered by them on behalf of the Partnership or in furtherance of the interests of the Partnership, but only if the acts, omissions or the alleged acts or omissions in respect of which any actual or threatened action, proceeding or claim are based, were performed honestly and in good faith and were not performed or omitted to be performed fraudulently or in bad faith or as a result of the gross negligence or wilful misconduct of the General Partner, its Affiliates, Associates, officers, directors, shareholders, employees or agents.

3.08      LIABILITY OF PARTNERS

The General Partner is not liable for losses or damages to the Partnership other than those attributable to a failure to act honestly and in good faith or attributable to an act of gross negligence or willful misconduct. In making the foregoing determination, the applicable standard shall be the standard of care expected of a prudent and qualified manager of a business similar to the Business of the Partnership. In no event shall the General Partner be liable for any loss or depreciation of the value of any investment or reinvestment made by the General Partner in accordance with the provisions of this Agreement.

The liability of each Limited Partner for the liabilities and obligations of the Partnership is limited to the amount standing to credit of the Limited Partner in the capital account maintained pursuant to Section 6.10.

3.09      RESTRICTIONS UPON THE GENERAL PARTNER

The General Partner will not:

(a) cause the Partnership to guarantee the obligations or liabilities of, or make loans to the General Partner, or any Affiliate or Associate of the General Partner;

(b) commingle the funds of the Partnership with the funds of the General Partner or any Affiliate or Associate of the General Partner; or

(c) permit the Partnership to contract with anyone other than for the purposes of the carrying out of the Partnership's Business.

            ARTICLE 4.00 - RESIGNATION OR REMOVAL OF GENERAL PARTNER

4.01      Resignation of General Partner

The General Partner shall only be entitled to withdraw from the Partnership or to sell, transfer or assign its interest upon providing 120 days written notice to the Partnership and the Limited Partners.


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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                    11

4.02      DEEMED RESIGNATION OF GENERAL PARTNER

The General Partner shall be deemed to have resigned as the General Partner of the Partnership in the event of the bankruptcy or the dissolution, liquidation or winding-up of the General Partner (or the commencement of any act or proceeding in connection therewith which is not contested in good faith by the General Partner) or by the appointment of a trustee, receiver or receiver and manager of the affairs of all or substantially all of the properties of the General Partner. The General Partner shall forthwith advise the Limited Partners by written notice of the occurrence of any event referred to in this Section
4.02. In such circumstances, the Limited Partners shall have the right by Ordinary Resolution to designate a successor General Partner.

4.03      REMOVAL OF GENERAL PARTNER

In the event the General Partner is in default of any obligation or duty hereunder and such default is not rectified within thirty (30) days after the giving of notice thereof to the General Partner by the Limited Partners, the General Partner may be removed and a successor named as the General Partner of the Partnership by Extraordinary Resolution. The appointment of the new General Partner and the removal of the General Partner shall be effective upon the date specified in such Extraordinary Resolution.

4.04      EFFECT OF (DEEMED) RESIGNATION OR REMOVAL OF GENERAL PARTNER

In the event of the resignation, deemed resignation or the removal of the General Partner, the General Partner shall cease to be entitled to any allocation of Distributable Cash provided for herein upon the effective date of such resignation, deemed resignation or removal but shall be entitled to a pro rata share of any allocation of Distributable Cash up to such date. The withdrawing General Partner shall be, and shall remain, liable for all obligations and liabilities incurred by the Partnership for which the General Partner was liable before such withdrawal became effective.

4.05      TRANSFER OF MANAGEMENT TO NEW GENERAL PARTNER

Upon any appointment of a new General Partner, the former General Partner agrees to do all things and to take all steps to immediately and effectively transfer the management, control, administration and operation of the Partnership to the new General Partner. The new General Partner shall execute a counterpart hereof and shall from that time forward, for all purposes and in all ways, assume the powers, duties and obligations of the General Partner under this Agreement and shall be bound by and subject to the terms of this Agreement. The new General Partner shall file an amendment to the declaration constituting the Partnership and any other instruments necessary to record the substitution of the new General Partner as a general partner of the Partnership or to continue the Partnership as a limited partnership in the jurisdiction in which the Partnership carries on business.

                            ARTICLE 5.00 - THE UNITS

5.01      NUMBER OF UNITS

Subject to this Agreement, the Partnership shall be divided into a maximum of 540 Units. No additional Units shall be issued subsequent to the Offering unless the General Partner is authorized to do so by an Extraordinary Resolution.

5.02      NATURE OF UNIT

Except as otherwise provided herein, each issued and outstanding Unit shall be equal to each other Unit with respect to voting rights, the right to receive distributions from the Partnership and otherwise. No Unit shall have any preference or right in any circumstances over any other Unit. Each Unit carries the right to one (1) vote in respect of all matters to be decided by the Limited Partners. The General Partner shall not, as such, be entitled to vote at any meetings of Partners. Units have no preference, exchange, pre-emptive or



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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                    12
redemption rights. Only registered holders of Units will be entitled to vote or receive distributions or otherwise to exercise or enjoy the rights of Limited Partners.

5.03      UNIT CERTIFICATES

Unit Certificates shall be in such form as is from time to time approved by the General Partner and shall be signed by the General Partner for and on behalf of the Partnership.

5.04      RECEIPT BY LIMITED PARTNER

The receipt of any money, securities or other property from the Partnership by a person in whose name any Units are recorded, or if such Units are recorded in the names of more than one person, the receipt thereof by any one of such persons, or by the fully authorized agent of any such person in that regard, shall be a sufficient and proper discharge for that amount of money, securities and other property payable, issuable or deliverable in respect of such Units.

5.05      REGISTRAR AND TRANSFER AGENT

(a) The General Partner, or such other person as may be appointed from time to time by the General Partner, shall act as Registrar and Transfer Agent of the Partnership and shall maintain such books as are necessary to record the names and addresses of the Limited Partners, the number of Units held by each Limited Partner and particulars of transfer of Units. The General Partner shall cause the Registrar and Transfer Agent to perform all other duties usually performed by a registrar and transfer agent of certificates of shares in a corporation except as the same may be modified by reason of the nature of the Units.

(b) For so long as the General Partner shall be Registrar and Transfer Agent, the register of Limited Partners will be kept by the General Partner at its principal office, currently located at the offices of e-Property Services Corporation, Newmarket Corporate Centre, 1091 Gorham Street, Suite 302, Newmarket, Ontario, L3Y 7V1.

5.06      INSPECTION OF RECORDS

The General Partner shall cause the Registrar and Transfer Agent to make the records relating to the Limited Partners available for inspection by any Limited Partner, or his agent duly authorized in writing, at the expense of such Limited Partner. A copy of the register of the Partners shall be provided to any Limited Partner on forty-eight (48) hours notice in writing to the Registrar and Transfer Agent, at the expense of the Limited Partner requesting same.

5.07      TRANSFER OF UNITS

A Unit may be assigned and transferred by a Limited Partner or his agent duly authorized in writing if the following conditions are satisfied:

(a) the transferee has delivered to the Registrar and Transfer Agent a transfer form in the form set out in Schedule "E" to the Offering Memorandum, which form has been duly completed and executed by the registered holder of the Unit and by the transferee;

(b) the transferee has agreed in writing to be bound by the provisions of this Agreement and the Subscription Agreement and assumes the obligations of the Limited Partners under this Agreement and the Subscription Agreement in respect of the Unit being transferred to him and enters into a Pledge Agreement, if applicable;


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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                    13

(c) the transferee delivers or causes to be delivered to the Registrar and Transfer Agent the Unit Certificate issued pursuant to this Agreement representing the Unit transferred, duly endorsed for transfer by the transferee;

(d) the transferee pays such costs, expenses and disbursements that are reasonably incurred by the Partnership by reason of such transfer;

(e) such other requirements as may reasonably be established by the Registrar and Transfer Agent are satisfied, provided that a transferee will not become a Limited Partner in respect of that Unit until all filings and recordings required by law to validly effect a transfer have been duly made. A transfer of Units will not be recognized where, in the reasonable opinion of the General Partner, such transfer might result in the termination of the Partnership or in the creation of a lien or charge on the property of the Partnership.

The Registrar and Transfer Agent has the right to rescind a transfer of Units to a "non-Canadian" within the meaning of the Investment Canada Act. When a transferee is entitled to become a Limited Partner pursuant to the provisions hereof, the General Partner shall be authorized to admit such person to the Partnership as a Limited Partner and the Limited Partners hereby consent to the admission of, and will admit, the transferee to the Partnership as a Limited Partner, without any further act of the Limited Partners. The General Partner or the Registrar and Transfer Agent will:

(a) record at the registered office of the Partnership any change in ownership of the Unit;

(b) amend the declaration showing the name of the transferee as the new Limited Partner;

(c) make such filings and cause to be made such recordings as may from time to time be necessary;

(d)    forward a notice of the transfer to the transferee; and

(e) forward a Unit Certificate to the transferee in respect of the transferred Unit.

Any transfer shall comply with the appropriate provincial securities and other relevant legislation at the time. No assignment of a fraction of a Unit may be made or will be recognized or entered in the register of the Partnership.

5.08      PLEDGE OF UNITS

If a Limited Partner pledges a Unit held by such Limited Partner as security for a loan to such Limited Partner other than as per the Pledge Agreement, the General Partner will, upon written request by such Limited Partner, deliver an acknowledgement to the person making such loan acknowledging such pledge and confirming that all distributions by the Partnership in respect of such Unit will be paid to such person upon receipt by the General Partner of a written order from such person, until such person delivers a release of such acknowledgement to the Partnership.

5.09      PARTIES NOT BOUND TO SEE TO TRUST OR EQUITY

Except where specific provision has been made therefor in this Agreement, the Registrar and Transfer Agent shall not, nor shall the General Partner or the Limited Partners, be bound to see to the execution of any trust, express, implied or constructive, or any charge, pledge or equity to which any Unit or any interest therein is subject, or to ascertain or inquire whether any sale or transfer of any such Unit or interest therein by a Limited Partner or his personal representative is authorized by such trust, charge, pledge or equity, or to recognize any person having any interest therein except for the person or persons recorded as such Limited Partner.



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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                    14

5.10  INCAPACITY, DEATH, INSOLVENCY OR BANKRUPTCY

Where a person becomes entitled to a Unit on the incapacity, death, insolvency or bankruptcy of a Limited Partner, or otherwise by operation of law, in addition to the requirements of Section 5.07 hereof, that person will not be recorded as or become a Limited Partner until:

(a) that person produces evidence satisfactory to the General Partner of such entitlement; and

(b) that person has delivered such other evidence, approvals and consents in respect of such entitlement as the General Partner may reasonably require or as may be required by law or by this Agreement.

5.11  LOST UNIT CERTIFICATES

Where a Limited Partner claims that the Unit Certificate for his Units has been defaced, lost, apparently destroyed or wrongly taken, the Registrar and Transfer Agent shall cause a new Unit Certificate to be issued, provided that the Limited Partner files with the Registrar and Transfer Agent an indemnity bound in the form and in an amount satisfactory to the General Partner to protect the Registrar and Transfer Agent and the Partnership from any loss, cost or damage that they may incur or suffer by complying with the request to issue a new Unit Certificate and provided further that the Limited Partner satisfies all other reasonable requirements imposed by the Registrar and Transfer Agent, including delivery of a form of proof of loss and payment of reasonable expenses associated with the replacement of such Unit Certificates.

      ARTICLE 6.00 - CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

6.01  CAPITAL CONTRIBUTION

The capital of the Partnership shall be the aggregate amount of the capital contribution of all the Limited Partners from time to time, and the contributions of the Initial Limited Partner in the amount of $1.00. The Initial Limited Partner hereby agrees to sell to the Partnership and the Partnership hereby agrees to purchase from such Initial Limited Partner, all of the interest of the Initial Limited Partner in the Partnership for consideration of $1.00, such purchase and sale transaction to be completed contemporaneously with the closing of the Offering. The Initial Limited
Partner shall not sell, transfer or assign his interest in the Partnership except in accordance with this Section.

6.02  SALE OF UNITS BY PRIVATE PLACEMENT

The General Partner is hereby authorized to raise capital required to enter into the Technology Licence and Services Agreement and for the operation of the Business by offering and selling to investors a minimum of 135 Units and a maximum of 540 Units pursuant to the one or more offerings and will admit subscribers of Units as Limited Partners in the Partnership. Each Unit shall represent a contribution to the capital of the Partnership in the amount of the Subscription Price.

It is hereby acknowledged and agreed that as of the date hereof the General Partner has made a capital contribution of $1.00. This contribution entitles the General Partner to an interest in the Distributable Cash of the Partnership as described in Section 6.04 and no more.

6.03  DISCRETION OF THE GENERAL PARTNER IN RAISING CAPITAL

Subject to Section 6.02, the General Partner has complete discretion in determining the terms and conditions of the offering and sale of Units and the General Partner may do all things which it deems necessary, convenient, appropriate or advisable in connection therewith. All things done or to be done by the General Partner in this regard are hereby ratified and confirmed.

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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                    15

6.04  ALLOCATION OF DISTRIBUTABLE CASH

Distributable Cash will be allocated among the Partners as follows:

(a)   2% to the General Partner; and

(b) the balance to the Limited Partners pro rata according to their respective Unit proportions.

6.05  ALLOCATION OF TAXABLE INCOME AND LOSS

The Net Income of the Partnership for the purposes of the Tax Act for each fiscal year (including net income from any sale of property interests) shall be allocated among the Partners based on the same formula as the allocation of Distributable Cash set forth in Section 6.04. The Net Loss of the Partnership for the purposes of the Tax Act for each fiscal year (including loss from any sale of property interests) shall be allocated entirely to the Limited Partners.

6.06  ADDITIONAL CAPITAL CONTRIBUTIONS

No Partner shall be required to make any additional capital contributions in excess of its, his or her initial capital contributions and the aggregate cash distributions made to it, him or her.

6.07  ADJUSTMENTS

If the Accountants of the Partnership determine that the Proportionate Share of a Limited Partner in the distribution or allocation of Distributable Cash differs from its, his or her share as determined by the General Partner, then the determination of the Accountants shall be deemed to be correct and binding upon the Partnership, General Partner and the Limited Partners. The General Partner will cause the necessary adjustments to be made by payment or reallocation to or from the Limited Partner, as the case may be.

6.08  COMPUTING TAXABLE INCOME AND LOSS

With respect to any fiscal period, Net Income and Net Loss of the Partnership will be determined by the General Partner in accordance with generally accepted accounting principles subject to the provisions of the Tax Act. For the purposes of determining Net Income or Net Loss, the General Partner will maximize discretionary deductions and allowances permitted by the Tax Act.

6.09  DISTRIBUTION OF DISTRIBUTABLE CASH

Distributable Cash will be estimated and paid to the Limited Partners and the General Partner forthwith and adjusted annually following delivery of the annual financial statements of the Partnership for the fiscal period in question within 90 days of the fiscal year end. Any adjustments will be made by increasing or decreasing, as appropriate, the next ensuing distribution to be made.

Each Limited Partner hereby acknowledges that its, his or her entitlement to Distributable Cash will be reduced to reflect any monetary default under any one of its, his or her Promissory Notes.

The amount of cash distributed to a Limited Partner during any fiscal period may be different from the amount of Net Income, Net Loss or income or loss for tax purposes allocated to a Limited Partner for the period. The Managing Partner shall have the right to withhold that portion of Distributable Cash otherwise payable, in order to give effect to the provisions of Section 6.09 hereof.

6.10  SEPARATE CAPITAL ACCOUNTS

A separate capital account shall be established and maintained on the books of the Partnership for each Limited Partner.

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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                    16

6.11  SEPARATE CURRENT ACCOUNT

A separate current account shall be established and maintained on the books of the Partnership for the General Partner and each of the Limited Partners to which any operating loss and all distributions (other than distributions of capital) will be charged.

6.12  NO INTEREST PAYABLE

No Partner shall be entitled to receive interest on the amount of his capital account or any balance in its, his or her current account from the Partnership and no Partner shall be liable to pay interest to the Partnership on any negative balance in its, his or her capital account or on any negative balance in its, his or her current account. No Partner shall be entitled to withdraw any funds from the capital or current accounts maintained for such Partner except in compliance with this Agreement.

             ARTICLE 7.00 - ACCOUNTING AND REPORTING

7.01  BOOKS AND RECORDS

The General Partner will keep or cause to be kept on behalf of the Partnership adequate books and records reflecting the assets, liabilities, income and expenditures of the Partnership and a register listing all Partners and the Units held by them. Such books, records and register will be kept available for inspection by any Partner or his duly authorized representative (at the expense of such Partner) during business hours at the offices of the General Partner or in the case of the register, at the office of the Registrar and Transfer Agent.

7.02  ANNUAL FINANCIAL INFORMATION

The General Partner, or its agent on its behalf, shall be responsible for the preparation of annual audited financial statements of the Partnership as at the end of each fiscal year of the Partnership. The General Partner, or its agent in that behalf, shall distribute a copy of such annual audited financial statements together with a report on the affairs of the Partnership to each Partner on or before March 31 in each year and shall provide each Partner with all income tax information regarding the Partnership and its operations during the preceding fiscal year by March 31 of the following year. The cost of preparing all such reports shall be a Partnership expense. Each Partner shall be solely responsible for filing his income tax returns and reporting his share of the Partnership income or loss.

            ARTICLE 8.00 - MEETINGS

8.01  MEETINGS

Where Limited Partners holding not less than 25% of the outstanding Units in number (the "REQUISITIONING PARTNERS") give to the General Partner notice signed by each of them requesting a meeting of the Partnership, the General Partner will, within 30 days of receipt of such notice, convene a meeting, and if it fails to do so, the Requisitioning Partners may convene such meeting by giving notice to the Limited Partners in accordance with this Agreement, signed by such person as the Requisitioning Partners specify. Every meeting, however convened, will be conducted in accordance with this Agreement.

8.02  PLACE OF MEETING

Every meeting will be held within the Regional Municipality of York or at a place not more than thirty (30) kilometres from the boundaries of the Regional Municipality of York, or at such other place in Canada as may be approved by Ordinary Resolution.

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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                    17

8.03  NOTICE OF MEETINGS

Notice of any meeting will be given to each Limited Partner by prepaid ordinary mail or by personal delivery not less than twenty-one (21) days prior to such meeting, and will state:

(a)   the time, date and place of such meeting; and

(b) in general terms, the nature of the business to be transacted at the meeting

8.04  ACCIDENTAL OMISSIONS

Accidental omissions to give notice of a meeting to, or the non-receipt of notice of a meeting by, any Limited Partner will not invalidate proceedings at that meeting.

8.05  INFORMATION CIRCULARS

If proxies are solicited from Limited Partners, the persons soliciting such proxies will prepare an information circular, and if such information circular is delivered to the General Partner at least twenty-one (21) days before any such meeting, the General Partner will cause the information circular to be sent to Limited Partners whose proxies are solicited at least fourteen (14) days prior to the meeting. An information circular will contain to the extent that it is relevant and applicable, the information prescribed for information circulars by the Securities Act (Ontario) and the regulations made thereunder. No information circular shall be required for proxies solicited by the General Partner.

8.06  PROXIES

Any Limited Partner entitled to vote at a meeting may vote by proxy if a proxy has been received by the General Partner or the chairman of the meeting for verification prior to the meeting. A person appointed as a proxy holder need not be a Limited Partner.

8.07  VALIDITY OF PROXIES

A proxy purporting to be executed by or on behalf of a Limited Partner will be considered to be valid unless challenged at the time of or prior to its exercise, and the person challenging will have the burden of providing to the satisfaction of the chairman of the meeting that the proxy is invalid and any decision of the chairman concerning the validity of the proxy will be final.

8.08  FORM OF PROXY

Every proxy will be substantially in the following form or such other form as may be approved by the General Partner or as may be satisfactory to the chairman of the meeting at which it is sought to be exercised:

      I _____________,of ____________________ in the Province of
      ____________,being a limited partner of YORK REGION E-PROPERTY LIMITED PARTNERSHIP hereby appoint ______________ of the Province of __________ as my proxy, with full power of substitution to vote for me and on my behalf at the meeting of limited partners to be held on the _________ day of __________, 19_____ and every adjournment thereof and every poll that may take place in consequence thereof.

      As witness my hand this __ day of____,19___.

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YORK REGION E-PROPERTY LIMITED PARTNERSHIP                                    18

      ----------------------------              -------------------------------
      Signature                                 Name of Limited Partner

8.09  CORPORATIONS

A Limited Partner which is a corporation may appoint under seal an officer, director or other authorized person as its representative to attend, vote and act on its behalf at a meeting of Limited Partners.

8.10  ATTENDANCE OF OTHERS

Any officer or director of the General Partner and representatives of the Accountants will be entitled to attend and receive notice of any meeting of Limited Partners.

8.11  CHAIRMAN

The General Partner may nominate an individual (including an officer, director or shareholder of the General Partner and who need not be a Limited Partner) to be chairman of a meeting of Limited Partners and the person nominated by the General Partner will be chairman of such meeting unless the Limited Partners elect a chairman by Ordinary Resolution.

8.12  QUORUM

Subject to this Agreement, a quorum at any meeting of Limited Partners will consist of two or more Limited Partners present in person or represented by proxy. If within half an hour after the time fixed for the holding of such meeting, a quorum for the meeting is not present, the meeting:

(a) if called by or on the requisition of the Limited Partners will be terminated; and

(b) if called by the General Partner will be held at the same time and, if available, the same place, not less than 10 days or more than 21 days later (or if that date is not a business day, the first business day after that date), and the General Partner who called the meeting will give at least 7 days notice to all Limited Partners of the date of the reconvening of the adjourned meeting. Such notice need not set forth the matters to be considered unless they are different from those for which the original meeting was called. At such reconvened meeting the quorum for the meeting and the quorum for any specific resolution to be passed at such meeting will consist of the Limited Partners then present in person or represented by proxy at such reconvened meeting.

8.13  VOTING

Each question submitted to a meeting:

(a) which requires an Extraordinary Resolution under this Agreement will be decided by a poll; and

(b) which does not require an Extraordinary Resolution will, other than as otherwise provided in this Agreement, be decided by Ordinary Resolution on a show of hands unless a poll is demanded by a Limited Partner, in which case a poll will be taken; and in the case of an equality of votes, the chairman will not have a casting vote and the resolution will be deemed to be defeated. The chairman will be entitled to vote in respect of any Units held by him or pursuant to which he may be a proxyholder. On any vote at a meeting of Limited Partners, a declaration of the chairman concerning the result of the vote will be conclusive.

Subject as hereinafter provided, each person present at the meeting will have one vote for each Unit of which he is registered as the Unit holder and for each Unit in respect of which he is the proxyholder. Units owned by a Limited Partner who is party to a contract or proposed contract or who has a material interest in a contract, proposed contract or transaction (either directly or indirectly, including through an Associate or

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

Affiliate) which is the subject matter of a resolution shall not be entitled to a vote on such resolution: provided however, that a Limited Partner shall be deemed not to have a material interest in a contract, proposed contract or transaction if the interest arises merely from the ownership of Units where the Limited Partner will have or receive no extra or special benefit or advantage not shared on a pro rata basis by all other Limited Partners.

8.14  POLL

A poll requested or required concerning the election of a chairman or an adjournment will be taken immediately on request and any other matter will be taken at the meeting or an adjournment of the meeting in such manner as the chairman directs.

8.15  RESOLUTIONS BINDING

Any resolution passed in accordance with this Agreement will be binding on all the Limited Partners and their respective heirs, executors, administrators, successors and assigns, whether or not any such Limited Partner was present in person or voted against any resolution so passed.

8.16  POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION

The following powers shall only be exercisable by Extraordinary Resolution passed by the Limited Partners:

(a)   selling all or substantially all of the assets of the Partnership;

(b) consenting to the amendment of this Agreement, except as expressly provided herein;

(c) continuing the Partnership in the event that the Partnership is terminated by operation of the law;

(d) agreeing to any compromise or arrangement by the Partnership with any creditor, or class or classes of creditors;

(e)   changing the fiscal year end of the Partnership;

(f) amending, modifying, altering or repealing any Extraordinary Resolution previously passed by the Limited Partners;

(g)   borrowing money other than as contemplated hereunder;

(h)   dissolving or terminating the Partnership;

(i) subject to and in accordance with Article 4.00, removing the General Partner and appointing a new General Partner;

(j)   changing the business of the Partnership;

(k) except as contemplated in Sections 6.02 and 6.03, conducting a public offering of the Partnership's securities; and

(l) approving a settlement of an action against the General Partner as a result of a breach of its duties.

8.17  POWERS EXERCISABLE BY ORDINARY RESOLUTION

Any other matters to be determined by the Partnership other than as otherwise expressly provided for in this Agreement shall be determined by Ordinary Resolution.

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

8.18  MINUTES

The General Partner will cause minutes to be kept of all proceedings and resolutions passed at every meeting, with copies of any resolutions of the Partnership to be made and entered in books to be kept for that purpose, and any minutes, if signed by the chairman of the meeting will be deemed to have been duly convened and held and all resolutions and proceedings shown in them will be deemed to have been duly passed and taken.

8.19  ADDITIONAL RULES AND PROCEDURES

To the extent that the rules and procedures for the conduct of a meeting of the Limited Partners are not prescribed in this Agreement, the rules and procedures will be determined by the chairman of the meeting.

8.20  AUTHORIZED ATTENDANCE

The General Partner has the right to authorize the presence of any person at a meeting regardless of whether the person is a Limited Partner. With the approval of the General Partner, that person is entitled to address the meeting.

            ARTICLE 9.00 - REPRESENTATIONS, WARRANTIES AND COVENANTS

9.01  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GENERAL PARTNER

The General Partner hereby represents and warrants to the Partnership and each Limited Partner that:

(a) the Partnership is a valid limited partnership, duly formed under the laws of the Province of Ontario; and

(b) this Agreement has been duly and validly authorized, executed and delivered by the General Partner and constitutes a valid, binding and enforceable agreement of the General Partner, except as enforcement may be limited by bankruptcy, insolvency and other similar laws affecting enforcement of creditors' rights, by general principles of equity that may apply in any proceeding and to the extent that equitable remedies are in the discretion of the applicable court.

and the General Partner covenants to execute and deliver all such other documents or instruments on behalf of and in the name of the Partnership and for the Limited Partners as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement in accordance with its terms.

            ARTICLE 10.00 - DISSOLUTION AND LIQUIDATION

10.01 DISSOLUTION AND TERMINATION

The Partnership shall be automatically dissolved on December 31, 2042 unless sooner terminated or dissolved in accordance with Section 2.07.

10.02 DISTRIBUTIONS UPON DISSOLUTION

Upon dissolution of the Partnership, the assets of the Partnership shall be liquidated and the proceeds distributed as follows:

(a) the liquidator, who shall be the General Partner unless determined otherwise by the Limited Partners pursuant to an Extraordinary Resolution, shall file all certificates and notices of dissolution of the Partnership required by law. The liquidator shall proceed without any unnecessary delay to sell and otherwise liquidate the Partnership's property and assets; provided however, that if the liquidator shall determine that an immediate sale of part or all of the

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

     Partnership property would cause undue loss to the Limited Partners, in order to avoid such loss, the liquidator may, except to the extent prohibited by the laws of the Province of Ontario, defer the liquidation of the Partnership property for a reasonable time, except for such liquidation as may be necessary to satisfy the debts and liabilities of the Partnership to persons other than the Limited Partners. Upon the complete liquidation and distribution of the Partnership assets, the Limited Partners shall cease to be Limited Partners of the Partnership and the liquidator will execute, acknowledge and cause to be filed all certificates and notices required by law to terminate the Partnership; and

(b) upon the dissolution of the Partnership pursuant to Section 10.01, the Accountants of the Partnership shall promptly prepare, and the liquidator shall furnish to each Limited Partner, a statement setting forth the assets and liabilities of the Partnership upon its dissolution. Promptly following the complete liquidation and distribution of the Partnership's property and assets, the Accountants shall prepare, and the liquidator shall furnish to each Limited Partner, a statement showing the manner in which the Partnership assets were liquidated and distributed.

10.03 EVENTS NOT CAUSING DISSOLUTION

Notwithstanding any rule of law or equity to the contrary, the Partnership shall not be dissolved or terminated by admission of any new General Partner or Limited Partner or the removal, actual or deemed, resignation, death, incompetence, bankruptcy, insolvency, other disability or incapacity, dissolution, liquidation winding-up or receivership, or the admission, resignation or withdrawal of the General Partner, the Initial Limited Partner or any Limited Partner, except in accordance with this Agreement.

                ARTICLE 11 - OPTION TO PURCHASE

11.01 OPTION TO PURCHASE PARTNERSHIP UNITS

(a) Notwithstanding any other provision of this Agreement, Planet Today shall have the right to purchase ("Option to Purchase"), by notice at any time after December 31, 2003 and prior to the expiry thereof, all, but not less than all, of the issued and outstanding Units for a price equal to $3,300 per Unit less the amount of any liabilities of the Partnership, contingent or non-contingent, calculated on a per Unit basis (the "Option Exercise Price").

(b) Subject to obtaining any necessary regulatory approvals and compliance with all applicable legal and regulatory requirements, the Option Exercise Price will be payable to each Limited Partner and satisfied as follows:

      (I) on behalf of each Limited Partner, the amount in cash, if applicable, required to repay and satisfy in full all payments of principal and interest due under the Second Promissory Note made or assumed by the subject Limited Partner; and

      (II)   the balance:

             (i)    in cash; or

             (ii) if Planet Today or any successor company thereto is a public company whose common shares are listed or quoted on a stock exchange or other recognized public market:

                    (A) by issuing and delivering that number of such common shares of Planet Today obtained by dividing the balance of the Option Exercise Price by 95% of the weighted average trading price of such common shares on such stock exchange(s) or other recognized public market(s) for 20

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
                           consecutive trading days ending not more than 10 days prior to the exercise of the Option to Purchase; or

                    (B) by issuing and delivering a combination of cash and that number of such common shares of Planet Today obtained by dividing the balance of the Option Exercise Price not paid in cash by 95% of the weighted average trading price of such common shares on such stock exchange(s) or other recognized public market(s) for 20 consecutive trading days ending not more than 10 days prior to the exercise of the Option to Purchase.

      (c) The Partnership and each Limited Partner agree to deposit the certificates representing the Units, duly endorsed in blank for transfer, with the General Partner, which will deposit the Units with Planet America in accordance with this provision (and in accordance with the Assignment of Promissory Notes Agreement and the Pledge Agreement) and agree not to withdraw the certificates from deposit while the Option to Purchase is outstanding. The deposited certificates shall be held by Planet America, subject to the terms and conditions hereof and in accordance with the terms of the Assignment of Promissory Notes Agreement and the Pledge Agreement.

      (d) The Partnership and the General Partner will represent, as of the closing of the Option to Purchase that:

             (a) there are no agreements, options or rights outstanding to subscribe for Units and the Partnership has not agreed to allot, set aside, reserve or issue any of its Units and no person, firm or corporation has any right or privilege (pre-emptive or contractual) to subscribe for or purchase any issued or unissued Units; and

             (b) the financial statements of the Partnership as at the Option Exercise Date will present fairly the assets, liabilities and the financial condition of the Partnership as at that date and the results of operation of the Partnership for the period covered thereby and, if the Option to Purchase is exercised, then, at the time when the purchase of the Units is completed, the Partnership will be the owner of all assets shown in the financial statements with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interest and encumbrances (except those shown or reflected in the financial statements) and will have no liabilities, except liabilities shown or reflected in the financial statements.

      (e) The Limited Partners each represent and warrant that the Units held by them at the date of closing of the Option to Purchase will be beneficially owned by such Limited Partners, free and clear of all mortgages, liens, charges, pledges, security interest, adverse claims or encumbrances, and the Limited Partners are severally entitled to sell and transfer the same.

      (f)    The Partnership agrees that:

             (a) during the currency of the Option to Purchase, it will cause to be made available to Planet Today or its agents, at all reasonable times, all books and records of the Partnership, and will permit Planet Today, through its officers or agents to inspect any property or assets owned by the Partnership and all deeds, documents, records and accounts in the possession of the Partnership and with relation to the Partnership business and affairs; and

             (b) if the Option to Purchase is exercised, no distributions will be authorized, paid or made to the Limited Partners from the date of the notice of exercise.





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



             (g) The Option to Purchase may be exercised by a notice in writing addressed to the Partnership and delivered to the office of the General Partner at or before 5:00 p.m.(EST) on the Option Expiry Date. Upon the Option to Purchase being exercised, the sale and purchase of the Units shall be closed on or before the 20th, business day following the exercise of the same, at which time, upon compliance with the terms hereof, all necessary and proper corporate proceedings as approved by counsel for the Partnership and Planet Today shall be taken for the transfer of all the outstanding Units to Planet Today, or its nominee(s), for the resignation of the General Partner and the appointment of Planet Today or a nominee of Planet Today as the General Partner and for the delivery to Planet Today of the releases and agreements hereinafter provided for. Upon all such proceedings being taken and such releases and agreements being delivered, Planet Today shall pay to the new general partner the aggregate Option Exercise Price for distribution to the Limited Partners. Having made such payment, the General Partner shall thereupon make arrangements for the delivery of the deposited certificates representing all the outstanding Units of the Partnership to Planet Today or its nominee(s), and the new general partner shall deliver to the Limited
                    Partners the respective Option Exercise Price, after deducting therefrom any taxes required to be withheld.
                    From and after the date of delivery to a Limited Partner of the respective Option Exercise Price, after deducting therefrom any taxes required to be withheld, to the address of the Limited Partner appearing on the register maintained by the Registrar and Transfer Agent, or to such other address as the Limited Partner may in writing direct, the purchase of the Units by Planet Today shall be deemed to have been fully completed and all right, title, benefit and interest, both at law and in equity, of the Limited Partner, or of any transferee, assignee or any other person having any interest, legal or equitable, therein or thereto shall cease and determine.

             (h) If the Option to Purchase is exercised, on payment of the Option Exercise Price:

                    (a) the Limited Partners and the General Partner each release the Partnership and Planet Today from all claims and demands, including any demands by the General Partner for fees for any services beyond the closing of the Option to Purchase, and the Limited Partners and the General Partner agree to indemnify Planet Today against all liabilities or claims whatsoever against Planet Today existing at the time of closing and not disclosed on the financial statements of the Partnership; and

                    (b) the Limited Partners and the General Partner agree to deliver such releases, duly executed by each of them as Planet Today may specify, for all their respective claims and demands against the Partnership and Planet Today, and an agreement to jointly and severally indemnify the Partnership and Planet Today against all liabilities or claims whatsoever existing at the time the Option to Purchase is exercised and not disclosed in the financial statements of the Partnership.

             (i) The above releases and agreements shall be binding upon the heirs, executors, administrators and other legal representatives of the persons executing the same and shall enure to the benefit of the successors and assigns of the Partnership and Planet Today.

             (j) The Unit certificates shall be legended to notify Limited Partners of the Option to Purchase.

             (k) Notwithstanding anything herein to the contrary, if the Option to Purchase is properly exercised in accordance with all of the terms of this Article 11 and a Unit holder does not tender all of his Units in accordance herewith, then the Units not so tendered shall be cancelled and cease to be outstanding for all purposes of this Agreement and the holder thereof shall not be entitled to any assets of the Partnership or interest therein, except to the extent of the Option Exercise Price.

             (l) In the event that the Option to Purchase is exercised, there shall be no allocation of income to the Limited Partners in the fiscal period that the acquisition of all of the Units is completed.


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




                         ARTICLE 12.00 - MISCELLANEOUS

12.01     NOTICES

Any notice or other written communication which must be given or sent under this Agreement shall be deemed to have been validly given and received on the seventh day following its sending by first class ordinary mail to the address of the General Partner and the Limited Partners as follows: in the case of the General Partner at 1091 Gorham Street, Suite 302, Newmarket, Ontario, L3Y 7V 1, or any new address as the General Partner may give notice of: and in the case of the Limited Partners, to the address appearing on the register maintained by the Registrar and Transfer Agent. Notices may be delivered by facsimile or other electronic communication and shall be deemed to be received on the day transmitted as evidenced by the transmission report.

12.02     FURTHER ACTS

The parties hereto agree to execute and deliver such further and other documents and perform and cause to be performed such further and other acts and things as may be necessary or desirable to give full effect to this Agreement and every part thereof.

12.03     BINDING EFFECT

Subject to the restrictions on assignment and transfer herein contained, this Agreement shall enure to the benefit of and be binding upon the parties thereto and their respective heirs, executors, administrators and other legal representative, successors and assigns.

12.04     SEVERABILITY

Each provision of this Agreement is intended to be severable. If any provision hereof is illegal or invalid, such illegality or invalidity shall not effect the validity of the remainder hereof.

12.05     COUNTERPARTS

This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. This Agreement may also be adopted in any subscription and assignment forms or similar instruments signed by a Limited Partner, with the same effect as if such Limited Partner had executed a counterpart of this Agreement. All counterparts and adopting instruments shall be construed together and shall constitute one and the same agreement.

12.06     TIME

Time shall be of the essence.

12.07     GOVERNING LAW

This Agreement shall be government by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

12.08     ARBITRATION

Any dispute arising out of or in connection with the interpretation of this Agreement shall be finally settled by arbitration pursuant to the Arbitration Act (Ontario) and the rules and regulations thereunder save that the arbitrator(s) shall be entitled to be paid his, her or their customary professional fees without limitation to those referred to in the Arbitration Act (Ontario). The decision of the arbitrator(s) shall be final and binding upon the parties and shall be reducible to judgement in the appropriate court of competent


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


jurisdiction. The party or parties to bear the fees and costs of the arbitrator(s) and the costs of arbitration shall be in the discretion of the arbitrator(s).

12.09     ENTIRE AGREEMENT

This Agreement sets forth all (and is intended by all parties to be an integration of all)of the representations, promises, agreements and understandings among the parties hereto with respect to the Partnership, the Partnership's Business, and the property of the Partnership, and there are no representations, promises, agreements or understandings, oral or written, express or implied, among them other than as set forth, referred to, or incorporated herein.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

                                         E-PROPERTY SERVICES CORPORATION


                                         By:/s/NOREEN M. STEVENS
                                            ----------------------------------
                                            Name:  Noreen M. Stevens
                                            Title: President and Director


SIGNED, SEALED AND DELIVERED             )
    in the presence of                   )
         [SIG]                           ) /s/ GRAHAM TURNER
---------------------------------------- ) ------------------------------------
Witness                                  )  GRAHAM TURNER
                                         )

                                    YORK REGION E-PROPERTY LIMITED
                                    PARTNERSHIP PARTNERS, by its agent and
                                    attorney  E-PROPERTY SERVICES
                                    CORPORATION


                                    By: /s/ NOREEN M. STEVENS
                                        ------------------------------
                                        Name: Noreen M. Stevens
                                        Title: President and Director


                                    PLANET TODAY INC.

                                    By: /s/ NOREEN M. STEVENS
                                        ------------------------------
                                        Name: Noreen M. Stevens
                                        Title: Secretary


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